UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

Systemax Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York		11050
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	SYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.02	Results of Operations and Financial Condition
    On February 23, 2021 Systemax Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter ended December 31, 2020 (the "Press Release"). The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
    On February 23, 2021 at 5:00 p.m. Eastern time, management will host a conference call to discuss the Company's financial results for the fourth quarter ended December 31, 2020.

Item 5.02 (b) and (e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 22, 2021, the Company and Robert Dooley entered into a retirement agreement (the “Retirement Agreement”) under which he will retire as the President of the Company’s Industrial Products Group effective as of April 3, 2021. At that time Mr. Dooley will enter into a four year consulting agreement with the Company (the "Consulting Agreement") under which he will receive $285,000 per year and the option awards and performance restricted stock awards previously granted to Mr. Dooley will continue to vest, terminate or remain exercisable in accordance with their terms during the ongoing consultancy period.

Item 8.01	Other Events
    The Press Release also announced the declaration of a cash dividend of $0.16 per share payable to common stock shareholders of record at the close of business on March 8, 2021, payable on March 15, 2021.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit relating to Items 2.02 and 8.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description
99.1	Press Release of Systemax Inc., dated February 23, 2021.

Exhibit Index

99.1	Press Release of Systemax Inc., dated February 23, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

Date: February 23, 2021

	By:	/s/ Eric Lerner
Name: Eric Lerner
Title: Senior Vice President